UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as Amended

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

RIOT BLOCKCHAIN, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 11, 2022

RIOT BLOCKCHAIN, INC. ANNOUNCES INDEPENDENT PROXY ADVISORY FIRMS ISS AND GLASS LEWIS RECOMMENDATIONS “FOR” PROPOSAL NO. 4 AT THE UPCOMING ANNUAL GENERAL MEETING OF STOCKHOLDERS

Castle Rock, CO – (July 11, 2022) – Riot Blockchain, Inc. (NASDAQ: RIOT) (“Riot,” “Riot Blockchain” or the “Company”), an industry leader in Bitcoin (“BTC”) mining and hosting is pleased to report that, in respect of its upcoming Annual General Meeting of stockholders (the “AGM”), both Institutional Shareholder Services (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”), the leading independent proxy advisor firms who provide voting recommendations to institutional investors, have recommended that the Company’s stockholders vote FOR Proposal No. 4, to increase the number of authorized shares of Riot Blockchain, Inc. common stock, authorized for issuance.

YOUR VOTE IS IMPORTANT – PLEASE VOTE TODAY

The proxy voting deadline is 11:59 p.m. ET on July 26, 2022.

We encourage you to vote well in advance of the deadline.

In their recommendations to shareholders on voting FOR the increase in the number of authorized shares, both ISS and Glass Lewis agreed with the Company’s Board of Directors on the need for additional shares.

Proposal No. 4 – Increase Common Stock Authorized for Issuance

By increasing the number of authorized shares of Riot common stock now, the Company will be able to act in a timely manner if and when the Company’s Board of Directors believes it is in the best interests of the Company and stockholders to take strategic action, without the delay and expense that would be required at that time to obtain stockholder approval to increase the authorized shares. By increasing the number of authorized shares of common stock, Riot will have greater flexibility to pursue value-creative opportunities, which may include corporate transactions, public or private offerings of equity securities, and attracting and retaining top talent in a highly competitive market.

The Board of Directors of Riot Blockchain UNANIMOUSLY recommends that Riot Blockchain stockholders vote FOR all proposals.

Riot Blockchain AGM

The AGM is scheduled for 9:00 a.m. ET on Wednesday, July 27, 2022, online at www.virtualstockholdermeeting.com/RIOT2022.

Additional information concerning the proposals can be found in the definitive proxy statement dated June 17, 2022.

HOW TO VOTE

Please vote your shares, via the methods as set out below, by following the instructions included on your proxy card:

✔	Vote by Internet:

•	Before the Meeting – www.proxyvote.com

•	During the Meeting – www.virtualstockholdermeeting.com/RIOT2022

✔	Vote by Phone: 1-866-620-9211 or 1-800-690-6903

✔	Vote by Mail: c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Information

This communication may be deemed to be solicitation material in connection with the proposals to be considered at the Company’s upcoming AGM. In connection with the proposals, Riot filed a definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) on June 17, 2022. Stockholders are urged to read the definitive proxy statement and all other relevant documents filed with the SEC because they contain important information about the proposals. An electronic copy of the definitive proxy statement is available on the Company’s EDGAR profile at www.sec.gov.

Participants in the Solicitation

Riot and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Riot Blockchain stockholders in respect of the proposals to be considered at the Company’s upcoming AGM. Information about the directors and executive officers of Riot Blockchain can be found in its Annual Report on Form 10-K for the year ended December 31, 2021, as amended on Form 10-K/A, filed with the SEC on March 16, 2022 and May 2, 2022 respectively, filings on Form 3, 4 and 5 filed with the SEC, and the Company’s definitive proxy statement for the upcoming AGM filed with the SEC on June 17, 2022.

About Riot Blockchain, Inc.

Riot Blockchain’s (NASDAQ: RIOT) vision is to be the world’s leading Bitcoin-driven infrastructure platform.

Our mission is to positively impact the sectors, networks and communities that we touch.  We believe that the combination of an innovative spirit and strong community partnership allows the Company to achieve best-in-class execution and create successful outcomes.

Riot is a Bitcoin mining and digital infrastructure company focused on a vertically integrated strategy. The Company has Bitcoin mining data center operations in central Texas, Bitcoin mining operations in central Texas and upstate New York, and electrical switchgear engineering and fabrication operations in Denver, Colorado.

For more information, visit www.RiotBlockchain.com.

Investor Relations

Phil McPherson
Riot Blockchain, Inc.
303-794-2000 ext. 110
IR@riotblockchain.com

Safe Harbor

Statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements rely on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including financial and operating results, and the Company’s plans, objectives, expectations, and intentions. Among the risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the Navarro site expansion; our expected schedule of new miner deliveries; our ability to successfully deploy new miners; M.W. capacity under development; we may not be able to realize the anticipated benefits from immersion-cooling; the integration of acquired businesses may not be successful, or such integration may take longer or be more difficult, time-consuming or costly to accomplish than anticipated; failure to otherwise realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact of COVID-19 on us, our customers, or on our suppliers in connection with our estimated timelines. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by such forward-looking statements in this press release may be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included in this press release are made only as of the date of this press release, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this press release are cautioned not to place undue reliance on such forward-looking statements.